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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 27, 2003


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
          DATED AS OF SEPTEMBER 1, 2003, PROVIDING FOR THE ISSUANCE OF
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-WMC2)


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                     333-106982             06-1204982
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(State or Other Jurisdiction of        (Commission          (I.R.S. Employer
        Incorporation)                 File Number)      Identification Number)

      1285 Avenue of the Americas
          New York, New York                            10019


Registrant's telephone number, including area code: (212) 713-2000


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Item 5.           OTHER EVENTS

Description of the Mortgage Pool

         Mortgage Asset Securitization Transactions, Inc. (the "Registrant") plans a series of certificates, entitled MASTR Asset Securitization Trust 2003-WMC2, Mortgage Pass-Through Certificates, Series 2003-WMC2 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of September 1, 2003, among the Registrant as depositor, Chase Manhattan Mortgage Corporation as master servicer (the "Master Servicer") and U.S. Bank National Association as trustee (the "Trustee"). The Certificates to be designated as the Series 2003-WMC2 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four- family, first and second lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         UBS Securities LLC (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

                           (a) Not applicable

                           (b) Not applicable

                           (c) Exhibits


EXHIBIT NO.         DESCRIPTION
-----------         -----------
    99.1            Computational Materials (as defined in Item 5) that have
                    been provided by UBS Securities LLC to certain prospective purchasers of MASTR Asset Backed Securities Trust 2003-WMC2,
                    Mortgage Pass- Through Certificates, Series 2003-WMC2.

                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 22, 2003


                                       MORTGAGE ASSET SECURITIZATION
                                       TRANSACTIONS, INC.


                                       By: /s/ Glenn McIntyre
                                          ------------------------------
                                       Name:   Glenn McIntyre
                                       Title:  Associate Director


                                       By: /s/ Steve Warjanka
                                          ------------------------------
                                       Name:   Steve Warjanka
                                       Title:  Associate Director

                                INDEX TO EXHIBITS


                                                                   Sequentially
 Exhibit No.                            Description                Numbered Page
 -----------                            -----------                -------------
     99.1     Computational Materials (as defined in Item 5) that         P
              have been provided by UBS Securities LLC to certain prospective purchasers of MASTR Asset Backed
              Securities Trust 2003-WMC2, Mortgage Pass-
              Through Certificates, Series 2003-WMC2.

                                  EXHIBIT 99.1


                                 FILED BY PAPER